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                              POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS, that each undersigned member of the Board of Directors and each undersigned officer of Deluxe Corporation, a Minnesota corporation, hereby constitutes and appoints John A. Blanchard III and Jerry
K. Twogood, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 with respect to the registration of up to $300,000,000 of Debt Securities of Deluxe Corporation under the Securities Act of 1933, as amended, and any and all amendments to such Registration Statement, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with such state securities commissions and other agencies as necessary; hereby granting unto such attorneys-in-fact and agents full power and authority, each acting alone, to do and perform any and all acts and things requisite and necessary to be done in connection with such registration as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

     The undersigned hereunto set their hands as of this 8th day of May, 1995.


/s/ John A. Blanchard III                      /s/ James J. Renier
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John A. Blanchard III, Director                James J. Renier, Director
and Principal Executive Officer

/s/ Harold V. Haverty                          /s/ Barbara B. Grogan
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Harold V. Haverty, Director                    Barbara B. Grogan, Director

/s/ Eugene R. Olson                            /s/ Allen F. Jacobson
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Eugene R. Olson, Director                      Allen F. Jacobson, Director

/s/ Jerry K. Twogood                           /s/ Charles M. Osborne
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Jerry K. Twogood, Director                     Charles M. Osborne, Principal
                                               Financial and Accounting Officer
/s/ Whitney MacMillan
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Whitney MacMillan, Director